SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 25, 2005

                                       FH

                                  (Depositor)

   (Issuer in respect of First Horizon Mortgage Pass-Through Trust, Mortgage

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



4000 Horizon Way, Irving, TX                                75063
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (214) 441-4000

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 25, 2005


                                       FH


                          By: /s/ Kelly Crosson
                              ------------------------------
                          Name:   Kelly Crosson
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 25, 2005


                             Payment Date: 11/25/05


          ------------------------------------------------------------
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1       104,712,263.55    5.146401%     4,549,047.24    449,076.07    4,998,123.31       0.00       0.00
                        1A2         1,707,516.65    5.146401%        74,180.17      7,322.97       81,503.14       0.00       0.00
                        2A1       153,419,643.26    5.424497%     5,450,221.28    693,520.33    6,143,741.61       0.00       0.00
                        2A2         2,501,755.85    5.424497%        88,874.69     11,308.97      100,183.66       0.00       0.00
Residual                2AR                 0.00    5.424497%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             B1          9,649,923.26    5.303546%         1,445.52     42,649.01       44,094.53       0.00       0.00
                        B2          4,479,857.76    5.303546%           671.06     19,799.28       20,470.34       0.00       0.00
                        B3          3,101,439.99    5.303546%           464.58     13,707.19       14,171.77       0.00       0.00
                        B4          1,895,823.87    5.303546%           283.99      8,378.82        8,662.81       0.00       0.00
                        B5          1,894,825.01    5.303546%           283.84      8,374.41        8,658.25       0.00       0.00
                        B6          1,379,361.69    5.303546%           206.62      6,096.26        6,302.88       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        284,742,410.88     -           10,165,678.99  1,260,233.32   11,425,912.31     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1       100,163,216.30              0.00
                                1A2         1,633,336.48              0.00
                                2A1       147,969,422.00              0.00
                                2A2         2,412,881.16              0.00
Residual                        2AR                 0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     B1          9,648,477.73              0.00
                                B2          4,479,186.70              0.00
                                B3          3,100,975.41              0.00
                                B4          1,895,539.88              0.00
                                B5          1,894,541.17              0.00
                                B6          1,379,155.07              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        274,576,731.89     -
--------------------------------------------------------------------------------

                             Payment Date: 11/25/05


          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1   104,712,263.55     5.146401% 32051GHJ7    32.954320      3.253208    725.604830
                           1A2     1,707,516.65     5.146401% 32051GHK4    32.954318      3.253208    725.604831
                           2A1   153,419,643.26     5.424497% 32051GHL2    30.384509      3.866315    824.916638
                           2A2     2,501,755.85     5.424497% 32051GHM0    30.384509      3.866315    824.916637
Residual                   2AR             0.00     5.424497% 32051GHN8     0.000000      0.000354      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                B1      9,649,923.26     5.303546% 32051GHP3     0.149624      4.414555    998.703833
                           B2      4,479,857.76     5.303546% 32051GHQ1     0.149623      4.414555    998.703835
                           B3      3,101,439.99     5.303546% 32051GHR9     0.149623      4.414555    998.703835
                           B4      1,895,823.87     5.303546% 32051GHS7     0.149626      4.414555    998.703835
                           B5      1,894,825.01     5.303546% 32051GHT5     0.149626      4.414555    998.703832
                           B6      1,379,361.69     5.303546% 32051GHU2     0.149622      4.414555    998.703834
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     284,742,410.88       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 First Horizon Mortgage Pass-Through Trust, Mortgage Pass-Through Certificates,
                        The Bank of New York, as Trustee
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       111,537,928.76   163,038,803.13   274,576,731.89
Loan count                    455              753             1208
Avg loan rate           5.521401%        5.799497%             5.69
Prepay amount        4,607,213.36     5,515,795.24    10,123,008.60

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        33,291.24        46,829.82        80,121.06
Sub servicer fees            0.00             0.00             0.00
Trustee fees               580.81           842.90         1,423.71


Agg advances                  N/A              N/A              N/A
Adv this period              0.00             0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                3,000,913.43     3,899,467.47     6,900,380.90
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           92.133894%           100.000000%            262,341,179.32
   -----------------------------------------------------------------------------
   Junior            7.866106%             0.000000%             22,397,875.95
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                 0                         0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           11,425,912.31         11,425,912.31
Principal remittance amount           10,165,678.99         10,165,678.99
Interest remittance amount             1,260,233.32          1,260,233.32